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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2002
                                                          ---------------


                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        0-30365                  56-2047837
   --------                        -------                  ----------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)            Identification No.)
incorporation)


108 Alexander Drive, Research Triangle Park, North Carolina        27709
-----------------------------------------------------------      --------
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                            --------------



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Item 5.   Other Events.
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          On August 12, 2002, the Registrant publicly disseminated two press releases. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 and Exhibit 99.2 hereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Paradigm Genetics, Inc.
                                           -----------------------
                                           (Registrant)

Date: August 19, 2002                      /s/ Heinrich Gugger
                                           -------------------------------------
                                           Heinrich Gugger
                                           President and Chief Executive Officer

Date: August 19, 2002                      /s/ Andrew L. Graham
                                           ------------------------
                                           Andrew L. Graham
                                           Chief Accounting Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                          Sequential
Number           Description                                     Page Number
-------          -----------                                     -----------

99.1             The Registrant's Press Release                  5
                 dated August 12, 2002

99.2             The Registrant's Press Release                  9
                 dated August 12, 2002




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